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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 22, 2001
                                                  --------------


                         BECTON, DICKINSON AND COMPANY
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            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                      N/A
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        (Former name or former addresses if changed since last report.)


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Item 7.      Exhibits
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             The Registrant is filing herewith a copy of its By-laws as Amended and Restated May 22, 2001 which incorporates a minor revision to the Audit Committee Charter.
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                               INDEX TO EXHIBIT
                               ----------------

Exhibit
Number                  Description of Exhibit
------                  ----------------------

3(ii)                   By-Laws as Amended and Restated May 22, 2001.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Kathleen M. Gibson
                                               -----------------------
                                                   Kathleen M. Gibson
                                                   Assistant Secretary


Date: July 5, 2001